© MediciNova, Inc. 2008
MN-166 Reduces Conversion of New
Lesions to Persistent Black Holes in
Multiple Sclerosis Patients
R. Gammans PhD, F. Barkof MD PhD, H. Hulst MD,
R. Landin PhD for the
MN-166-CL-001 investigators
Exhibit 99.1

© MediciNova, Inc. 2008
Statements in this presentation that are not historical in nature constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-
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"may," "would," or similar expressions. Actual results or events may differ materially from those expressed or
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results of clinical trials for product candidates, the uncertainty of whether the results of clinical trials will be
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intent or obligation to revise or update these forward-looking statements.
Forward-Looking Statements
Forward-Looking Statements

© MediciNova, Inc. 2008
•
Serbia
–
Congor Nad, MD PhD
–
Slobodan Vojinovic, MD PhD
–
Evica Dincic, MD PhD
–
Jelena Drulovic, MD PhD
–
Branislava Mršulja, MD PhD
–
Vladimir Bojovic, MD PhD
–
Gordana Toncev, MD PhD
–
Jagoda Potic, MD
•
Romania
–
Dan Minea, MD PhD
•
Byelorussia
–
Ponomarev Vladimirovich, MD PhD
•
Ukraine
–
Kostyantyn Loganovskyy Mykolayovich,
DMN
•
Bulgaria
•
Penko  Shotekov, MD Dsci
•
Lyubomir  Haralanov, MD PhD
•
Ivan G. Milanov  MD PhD DSci
•
Ekaterina Titianova MD PhD
•
Study conduct
•
Accelsiors, Budapest Hungry
•
Image Analysis Center, VU Medial Center,
Amsterdam Netherlands
•
Institute for Laboratory Medicine, Clinical
University of Leipzig, Germany
•
eRT Inc, Philadelphia PA USA
•
MDSL, Maidenhead UK
•
Sponsor
•
MediciNova Inc, San Diego CA USA
MN-166 CL-001 Investigators
MN-166 CL-001 Investigators

© MediciNova, Inc. 2008
• Neuroprotective
–
Inhibits nitric oxide and
reactive oxygen species
production
–
Stimulates neurotrophic factor
release (NGF, GDNF, NT-4)
–
Cerebrovasodilator (via PGI
2
and/or adenosine receptors)
•
Anti-inflammatory
–
Phosphodiesterase 3A, 4, 10, 11
inhibitor
–
Leukotriene inhibitor
–
Inhibits Th1 cytokine production
(IFN- , TNF- , IL-1 , IL-6)
–
Stimulates Th2 cytokine
production (IL-4, IL-10)
MN-166 (ibudilast)
MN-166 (ibudilast)
Mechanism(s) of Action
Mechanism(s) of Action

© MediciNova, Inc. 2008
297 RMS
Patients
Randomized
967 Patients
Screened
Placebo
N=100
30 mg/d
N=94
60 mg/d
N=98
30 mg/d
30 mg/d
60 mg/d
60 mg/d
0-12 Month
12-24 Month
Primary endpoint : cumulative active lesions by MRI
Secondary endpoints: clinical relapses and other MRI measures
MN-166 CL-001 Scheme
MN-166 CL-001 Scheme
(MRI and Clinical evaluations bi-monthly)
(MRI and Clinical evaluations bi-monthly)

© MediciNova, Inc. 2008
•
MN-166 was well tolerated at doses up to 60 mg/d
•
MN-166 treatment at a dose of 60 mg/d did not significantly reduce
Cumulative Lesion Count (-18%, NS), the Primary Study Endpoint
•
MN-166 treatment at a dose 60 mg/d significantly prolonged time-
to-first relapse (median =401)  by 157 d vs. placebo (median =401,
p=0.04)
•
MN-166 treatment at a dose 60 mg/d significantly attenuated brain volume shrinkage (-34%, p=0.03)
•
Sustained disability progression (EDSS increase >1 for > 4 mo) on
MN-166 60 mg/d was less (4%) than on Placebo (8%, NS)
Main Year 1 Study Findings
Main Year 1 Study Findings
(ECTRIMS 2007)
(ECTRIMS 2007)

© MediciNova, Inc. 2008
•
Hypothesis: Based on its modest effect on inflammatory lesion count, its pharmacology, attenuating brain volume loss, and
early trend to reduce sustained disability progression we
hypothesized that MN-166’s clinical benefit at 60 mg/d may
result primarily from protecting neurons from damage rather
than reducing occurrence of inflammatory lesions
•
Objective: To measure the effect of MN-166 on evolution of
inflammatory lesions to recovered lesions or persistent black holes, MRI measures of neuroprotection, in formal retrospective study of MRIs collected during year 1 of the MN-166-CL-001
study
Hypothesis and Objective
Hypothesis and Objective

© MediciNova, Inc. 2008
•
Blinded MRI data from year 1 was evaluated by a new rater not previously involved in the study
•
New T1 gadolinium-enhancing or new T2 lesions were identified as
NL (new lesions) in the first on-study drug MRI at month 2
•
These lesions were then followed in the month 4 and 10 MRI, and classified as PBH or RL by pre-defined criteria:
•
PBH = Lesions that were hypointense and inactive at month 10
•
RL = Hypointense lesions at month 2 or 4 that were isointense at month 10
•
The relative risk of NL in month 2 evolving to RL or PBH per patient was analyzed (Note: lesions within a patient are assumed not to be independent)
Methods
Methods
Evolution of new lesions to Persistent Black Holes
Evolution of new lesions to Persistent Black Holes
(PBH) or Recovered Lesions (RL)
(PBH) or Recovered Lesions (RL)

© MediciNova, Inc. 2008
T1 with gadolinium
Visit 4
T1 without gadolinium
Visit 4
T1 without gadolinium
Visit 5
T1 without gadolinium
Visit 8
Month 2
Month 10 Month 4
Example of RL (red box)
Example of RL (red box)

© MediciNova, Inc. 2008
Parameter
Treatment Groups
Placebo 30 mg/day 60 mg/day
# Patients w. New Lesions at Month 2 72 64 56
# Patients with =
1 Recovering Lesion 42 (58.3%) 40 (62.5%) 34 (60.7%)
Mean Proportion of Recovering Lesions 0.24 0.28 0.26
Median Proportion of Recovering Lesions 0.20 0.23 0.22
Relative Risk (for Recovering Lesion Rates) vs. placebo - 1.135 0.970
p Value - 0.376 0.836
New T1 gadolinium-enhancing or new T2 lesions were defined as NL in the first on-study MRI at month 2
Hypointense lesions at month 2 or 4 that were isointense at month 10 were RL
Relative Risk (RR) of NL evolution to PBH and RL per patient was analyzed using a general linear model with the error term from the Poisson distribution
Assessment of Recovering Lesions
Assessment of Recovering Lesions

© MediciNova, Inc. 2008
T1 with gadolinium
Visit 4
T1 without
gadolinium
Visit 4
T1 without
gadolinium
Visit 5
T1 without
gadolinium
Visit 8
Month 4
Month 2
Month 10
Persistent Black Hole –
Persistent Black Hole –
Axonal Loss
Axonal Loss

© MediciNova, Inc. 2008
Parameter
Treatment Groups
Placebo 30 mg/day 60 mg/day
# Patients w. New Lesions at Month 2 72 64 56
# Patients w. =
1 PBH (% of Pts. w. New
Lesions)
41 (56.9%) 33 (51.6%) 28 (50%)
Mean Proportion of Lesions Evolving to PBH 0.24 0.20 0.16
Median Proportion of Lesions Evolving to PBH 0.17 0.08 0.04
Relative Risk (for Evolution to PBH) vs. placebo - 0.74 0.63
p Value - 0.074
0.011
New T1 gadolinium-enhancing or new T2 lesions were defined as NL in the first on-study MRI at month 2
Lesions that were hypointense and inactive at month 10 were PBH
Relative Risk (RR) of NL evolution to PBH was analyzed using a general linear model with the error term from the Poisson distribution
Reduction of Persistent Black Hole
Reduction of Persistent Black Hole
(PBH) Formation
(PBH) Formation

© MediciNova, Inc. 2008
•
MN-166 had no effect on RL lesion evolution as defined in this study
•
MN-166 treatment reduced the Relative Risk that a new
inflammatory lesion would evolve to a PBH
•
At 60 mg/d the RR was reduced to 0.63, a 37% reduction, p=0.011
•
At 30 mg/d the RR was reduced to 0.74, a 26% reduction, p=0.074
Summary
Summary

© MediciNova, Inc. 2008
•
The findings of this investigation suggest that the main effect of
MN-166 treatment in Relapsing MS patients is to protect neurons from the persistent damage that results form inflammatory
lesions
•
Further study of the effect of MN-166 on sustained disability progression including markers of neuroprotection is warranted
Conclusions
Conclusions